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                                                                 Exhibit 23.1(b)



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the use in this Registration Statement of Saxon
Capital, Inc. on Form S-1 of our report dated October 5, 2001, appearing in the Prospectus, which is part of this Registration Statement.

         We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP


Richmond, Virginia
October 5, 2001